Exhibit 10.1

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED BECAUSE IT IS NOT MATERIAL AND OF A TYPE THAT AGROZ INC. TREATS AS PRIVATE OR CONFIDENTIAL. SUCH REDACTED PORTIONS ARE INDICATED WITH “[***].”

ROBOTIC DEVELOPMENT AGREEMENT

BETWEEN: Agroz Group Sdn Bhd (hereinafter referred to as “Client”)

AND: Braiven Sdn Bhd (hereinafter referred to as “Developer”)

DATE: 2nd January 2026

WHEREAS the Client desires to engage the Developer to develop Agroz Robotics platform phase 3 : Robotics Reinforcement Learning, as detailed in Exhibit A (Project Scope), and the Developer is ready and capable of providing such services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.	SCOPE OF WORK: The Developer agrees to design, develop, and implement the software platform (the “Software”) as described in Exhibit A attached hereto and made a part of this Agreement.

2.	PROJECT TIMELINE: The Software development project shall commence on 3 January 2026 with the following timeline:

Computer Vision Simulation and Video Language Action (“VLA”) Model

The objective of this engagement is for Braiven to design, develop, and implement advanced Computer Vision (CV) algorithms, VLA programming, and high-fidelity simulations for the Agroz Robotics Platform based on Ubitech Walker 2 hardware.

Braiven shall develop a comprehensive simulation environment to facilitate “Software-in-the-Loop” (SIL) testing and synthetic data generation.

•	Virtual Environment Modeling: Creation of a high-fidelity digital twin of the Agroz vertical farm, including lighting conditions (LED spectrum simulation), rack textures, and plant models at various growth stages.

•	Synthetic Data Generation: Utilizing the simulation to generate large-scale labeled datasets for training CV models, specifically for rare edge cases (e.g., specific pest types or extreme lighting failures).

•	Physics-Based Interaction Testing: Simulating the physical properties of plants (flexibility, resistance) to test the robotic arm’s harvesting logic without damaging live crops.

Braiven is expected to deliver the following:

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3.	PAYMENT TERMS: a) The total contract price for the development of the Software shall be USD10,000,000.00 only. b) Invoicing shall be made according to the following milestones:

●	[Milestone 1]: 10% mobilisation.

●	[Milestone 2]: 20% upon completion of Phase 1

●	[Milestone 3]: 30% upon completion of Phase 2

●	[Milestone 4]: 20% ready for User Acceptance Test.

●	Final milestone: 20% upon final delivery and acceptance of the Program.

4.	ACCEPTANCE TESTING: The Client shall have 60 days from the date of delivery to review and test the Software. Should any defects be discovered, the Developer shall make the necessary corrections at no additional cost.

5.	INTELLECTUAL PROPERTY RIGHTS: a) All intellectual property rights in the Software developed under this Agreement shall be owned by client. b) The owning party grants the other a non-exclusive, worldwide, perpetual license to use the Software.

6.	CONFIDENTIALITY: Both parties agree to maintain the confidentiality of any proprietary information received during the course of this project.

7.	WARRANTY: The Developer warrants that the Software will perform in accordance with the specifications for a period of 24 months. This warranty does not cover issues caused by misuse, alterations, or third-party components.

8.	LIMITATION OF LIABILITY: Neither party shall be liable for any indirect, special, or consequential damages arising out of this Agreement.

9.	TERMINATION: This Agreement may be terminated by either party upon 45 days written notice if the other party breaches any of its material responsibilities and fails to rectify within the notice period.

10.	GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of Malaysia.

11.	ENTIRE AGREEMENT: This document and any exhibits attached constitute the entire agreement between the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Software Development Agreement as of the last date written below.

Agroz Sdn Bhd:

By:	/s/ Gerard Kim Meng Lim
Date:	January 2, 2026

Braiven Sdn Bhd:

By:	/s/ Nazry Malik
Name:	Nazry Malik
Title:	Project Director
Date:	January 2, 2026

Exhibit A - Project Scope

This project entails the development of a comprehensive Robotics Al Platform designed to facilitate the creation, deployment, and management of intelligent robotic systems. The platform will empower users to build custom robotic applications across various industries and use cases. It will incorporate state-of-the-art artificial intelligence (Al) and machine learning {ML) techniques to enable robots to perceive their environment, reason, make decisions, and interact effectively with humans and objects.

Project Goals

Platform Development:

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Phase 1 : Core Functionalities:

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Phase 2 Deployment and Management:

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Testing and Validation:

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Robotics Al Platform Software:

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